Exhibit 10.1













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

GEOTEK COMMUNICATIONS, INC.
20 Craig Road
Montvale, New Jersey 07645

May 8, 1996

Mr. Zvi Peled

President & Chief Executive Officer
Bogen Communications International, Inc.
50 Spring Street
Ramsey, NJ 07446-0575

Dear Zvi:

In connection with the Stock Purchase Agreement dated April 6, 1995, between Geotek Communications, Inc. ("Geotek"), and European Gateway Acquisition Corp. ("Agreement"), please sign below to confirm our intent to amend the Agreement, as of January 1, 1996, to reflect (1) the $3 million Convertible Promissory Note executed in favor of Geotek as part of the "Initial Cash Requirement" referenced in the Agreement will be reduced to a $500,000 Non Convertible Note due July 1997, (2) for purposes of calculation of post closing price adjustment formulas, the $10 million figure will be reduced to $7.5 million, (3) Geotek will have an option to purchase $3 million worth of common stock of Bogen Communications International, Inc. Based on the percentage of the value of such common stock as measured over a twenty day trading period prior to the exercise date, as described below.

               Date                                              Percentage
               ----                                              ----------
               2/21/95-2/20/96                                     100.0%
               2/21/96-5/20/96                                      85 0%
               5/21/96-8/20/96                                      82.5%
               8/21/96-11/20/96                                     80.0%
               11/21/96-2/20/97                                     75.0%
               2/21/97-10/31/97                                     65.0%

Sincerely,

/s/ Yoram Bibring
- -----------------
Yoram Bibring
Executive Vice President and
Chief Operating Officer

AGREED AND ACCEPTED

/s/ Zvi Peled                     /s/ Yoav Stern             /s/ Joram Rosenfeld
- -------------                     --------------             -------------------

                                                              /s/ David Mitchell
                                                              ------------------

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